LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED JUNE 1, 2011

TO SUMMARY PROSPECTUS DATED JULY 29, 2010 OF

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

The last two sentences of the legend on the cover of the fund’s Summary Prospectus are deleted and replaced with the following:

You can also get this information at no cost by calling the fund at 1-877-721-1926 or 1-212-857-8181 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated July 29, 2010, as supplemented on July 29, 2010 and June 1, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated July 29, 2010, and as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated March 31, 2010, are incorporated by reference into this Summary Prospectus.

The following is added as the last line item to the “Shareholder fees” table for each applicable share class in the “Fees and expenses of the fund” section of the fund’s Summary Prospectus:

Small Account Fee*	$15.00

*	Effective September 30, 2011 (or as soon as possible thereafter in the fund’s discretion), if your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

WASX013658